Exhibit 99.1

1 Investor Presentation June 2022

Disclaimer

Shore Bancshares

This investor presentation contains future oral and written statements of Shore Bancshares, Inc. (the “Company” or “SHBI”) and its wholly-owned banking subsidiary, Shore United Bank, N.A. (the “Bank”), and its management, which may contain statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by references to a future period or periods or by the use of the words "believe," "expect," "anticipate," "intend," "estimate," "assume," "will," should," "plan," and other similar terms or expressions. Forward-looking statements include but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, including our financial results for the first quarter of 2022, (ii) statements of plans, objectives and expectations of the Company or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of the Company and the Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of the Company and the Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, local, regional, national and international economic conditions, the extent of the impact of the COVID-19 pandemic, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the CARES Act and the programs established thereunder, and our participation in such programs, volatility of the financial markets, changes in interest rates, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Therefore, the Company can give no assurance that the results contemplated in the forward-looking statements will be realized. For more information about these factors, please see our reports filed with or furnished to the Securities and Exchange Commission (the “SEC”), including the Company’s most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q on file with the SEC, including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Any forward-looking statements contained in this investor presentation are made as of the date hereof, and the Company undertakes no duty, and specifically disclaims any duty, to update or revise any such statements, whether as a result of new information, future events or otherwise, except as required by applicable law. This investor presentation has been prepared by the Company solely for informational purposes based on its own information, as well as information from public sources. Certain of the information contained herein may be derived from information provided by industry sources. The Company believes such information is accurate and that the sources from which it has been obtained are reliable. However, the Company has not independently verified such information and cannot guarantee the accuracy of such information. This investor presentation has been prepared to assist interested parties in making their own evaluation of the Company and does not purport to contain all of the information that may be relevant. In all cases, interested parties should conduct their own investigation and analysis of the Company and the data set forth in the investor presentation and other information provided by or on behalf of the Company. This investor presentation is not an offer to sell securities and it is not soliciting an offer to buy securities in any state where the offer or sale is not permitted. Neither the SEC nor any other regulatory body has approved or disapproved of the securities of the Company or passed upon the accuracy or adequacy of this presentation. Any representation to the contrary is a criminal offense.

Non-GAAP Financials

This investor presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures and the Company’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.

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3 Management Team * Reference Appendix section for biographies Name Title/Function Entity Years in Banking Years with Company Lloyd L. “Scott” Beatty, Jr. President and Chief Executive Officer SHBI, Bank 31 18 Edward C. Allen EVP and Chief Financial Officer SHBI, Bank 45 11 Donna J. Stevens EVP and Chief Operating Officer SHBI, Bank 42 24 Charles E. Ruch, Jr. EVP and Chief Credit Officer Bank 45 16 Michael T. Cavey EVP and Chief Lending Officer Bank 37 7 Jennifer M. Joseph EVP and Chief Retail Officer Bank 36 6 Christa J. Heron EVP and Chief Risk Officer SHBI, Bank 35 1 Totals 271 83

4 Financial Summary and Key Ratios Financial Ratio 12/31/21 YTD Ann. 3/31/22 Return on Average Assets (1) 0.95% 0.76% Return on Average Equity (1) 11.34% 9.40% Net Interest Margin 2.94% 2.78% Non - interest Income/Average Assets (2) 0.58% 0.70% Non - interest Expense/Average Assets (1),(2) 2.08% 2.25% Efficiency Ratio (Non - GAAP) (1),(3) 61.15% 66.93% Nonperforming Assets/Assets Excluding TDRs (4) 0.27% 0.25% Tangible Common Equity/Tangible Assets 8.25% 8.22% Return on Average Tangible Common Equity (1) 11.34% 9.40%  Total Assets: $ 3.5 billion  Gross Loans: $ 2.2 billion  Total Deposits: $ 3.1 billion  Total Shareholders’ Equity: $ 351.9 million  Tangible Common Equity: $ 281.6 million  Shares Outstanding (3/31/22) 19,843,379  Headquarters: Easton, Maryland (1) Excludes merger - related expenses and amortization of intangibles (2) Non - interest income and expense are annualized for comparative purposes (3) Non - interest expense (excluding merger - related expenses and amortizations of intangible assets) as a percentage of fully taxable net interest income and noninterest income (4) Nonperforming assets (NPAs) include nonaccrual and 90 days past due and still accruing loans, accruing troubled debt restruct uri ngs and net other real estate and other assets owned Note: Financial information as of March 31, 2022 As of March 31, 2022

5 Locations SHORE BANCSHARES Headquarters 18 E. Dover St. Easton, MD 21601 BANKING Shore United Bank 18 E. Dover St. Easton, MD 21601 877.758.1600 ShoreUnitedBank.com LOAN PRODUCTION OFFICES Shore United Bank  102 Sleepy Hollow Drive, Suite 204 Middletown, DE 19709  9748 Stephen Decatur Highway, Unit 104 Ocean City, MD 21842  5291 Corporate Drive, Suite 202 Frederick, MD 21703  6411 Ivy Lane, Suite 505 Greenbelt, MD 20770 INVESTMENTS WYE Financial Partners  16 N. Washington Street Easton, MD 21601  1101 Maiden Choice Ln, Baltimore, MD 21229 410.763.8543 WyeFinancialPartners.com 36 Locations 29 Branches 4 Loan Production Offices 2 Investment Offices 1 Headquarters

6 Strategic Direction  Market Expansion  LPO’s and Strategic Branching – New Ocean City and Rehoboth branches announced  Acquire Banks in or Contiguous to our Existing Markets  Operating Strategy  Drive Profitability  Emphasis on Core Deposits & Cost of Funds  Capitalize on New Market Opportunities  Increase Referrals  Diversify Loan Portfolio – Focus on consumer loan portfolio

7 Maryland Rank Share Branches Talbot 1 46.25% 4 Queen Anne’s 2 27.23% 5 Caroline 3 19.39% 2 Kent 4 10.02% 1 Anne Arundel 6 5.32% 7 Dorchester 7 5.60% 1 Worcester 11 1.25% 1 Howard 13 0.45% 1 Baltimore 16 0.82% 2 Delaware Rank Share Branches Kent 6 4.74% 4 Virginia Accomack 6 1.76% 1 Selected SHBI Market Highlights  2022 Median Household income for entire franchise is $94,082 in MD, $76,376 in DE, $84,251 in VA, vs. $72,465 for the US.  Projected HH income increase (2022 - 2027) is 8.72% for MD, and 12.56% for DE, and 10.00% for VA.  Projected 5 - year population growth rate (2022 - 2027) in overall market = 4.24% for MD, 5.10% for DE, and 3.51% for VA  SHBI deposit market rank/share by county (2021):

Deposit Market Share: SHBI Markets

Shore Bancshares

Market Rank	Local Rank	Ticker	Company Name	City (HQ)	HQ State	Branches 2021	Total Deposits 2021 ($000)	'21 Market Share (%)
1	–	BAC	Bank of America Corp.	Charlotte	NC	48	11,989,494	*18.3%*
2	–	MTB	M&T Bank Corp.	Buffalo	NY	71	11,273,996	*17.2%*
3	–	TFC	Truist Financial Corp.	Charlotte	NC	48	8,086,925	*12.4%*
4	–	PNC	PNC Financial Services Group Inc.	Pittsburgh	PA	70	6,635,485	*10.2%*
5	–	WFC	Wells Fargo & Co.	San Francisco	CA	31	5,003,060	*7.7%*
6	–	FNB	F.N.B. Corp	Pittsburgh	PA	19	3,120,749	*4.8%*
7	**1**	**SHBI**	**Shore Bancshares, Inc.**	**Easton**	**MD**	**29**	**2,892,123**	***4.4%***
8	2	SASR	Sandy Spring Bancorp Inc.	Olney	MD	10	2,182,490	*3.3%*
9	-	COF	Capital One Financial	McLean	VA	6	1,750,368	*2.7%*
10	3	–	Capital Funding Bancorp Inc.	Baltimore	MD	1	1,676,433	*2.6%*
11	–	FULT	Fulton Financial Corp.	Lancaster	PA	8	1,198,794	*1.8%*
12	–	WSFS	WSFS Financial Corp.	Wilmington	DE	6	881,370	*1.3%*
13	4	–	Rosedale Federal Savings & Loan Assoc.	Baltimore	MD	11	818,524	*1.3%*
14	5	–	Calvin B. Taylor Bankshares Inc.	Berlin	MD	12	687,769	*1.1%*
15	6	BVFL	BV Financial Inc.	Baltimore	MD	12	595,913	*0.9%*
16	–	WSBC	WesBanco Inc.	Wheeling	WV	9	560,242	*0.9%*
17	7	–	Queenstown Bank	Queenstown	MD	8	548,860	*0.8%*
18	–	–	The Toronto-Dominion Bank	Toronto	--	5	529,937	*0.8%*
19	8	–	Bank of Ocean City	Ocean City	MD	4	469,101	*0.7%*
20	9	–	PSB Holding Corp.	Preston	MD	8	444,880	*0.7%*
			Other Market Participants (27)			87	4,012,900	*6.1%*
Total						**503**	**65,359,413**	**100.00%**

NOTE: SHBI Market defined as Maryland Counties of Kent, Anne Arundel, Queen Anne's, Talbot, Caroline, Dorchester, Baltimore, Howard, Worcester, Kent County, Delaware; and Accomack County, VA.
SOURCE: SNL Analysis as of May 20, 2022

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9 Total Deposits ($M) Total Assets ($M) Total Gross Loans Held for Investment ($M) NCOs / Avg. Loans Targeted, Organic Balance Sheet Growth 1) Core deposits defined as total deposits less total CDs >$250,000 and brokered deposits (as of March 31, 2022) Source: S&P Global Market Intelligence; Company documents $1,341 $1,701 $3,026 $3,068 Core 1 Total (Net recoveries) $1,249 $1,454 $2,119 $2,181

Income Statement (Quarterly)

Shore Bancshares

Dollar Value in Thousands	3/31/2021	6/30/2021	9/30/2021	12/31/2021	3/31/2022
Interest and Fees on Loans	$14,366	$14,381	$15,484	$20,564	$22,085
Other Interest Income	978	1,150	1,415	1,832	2,239
Interest Income	15,344	15,531	16,899	22,396	24,324
Interest on Deposits	1,184	1,056	949	1,272	1,358
Interest on Borrowings	360	372	361	485	536
Interest Expense	1,544	1,428	1,310	1,757	1,894
Net Interest Income	13,800	14,103	15,589	20,639	22,430
Provision for Loan Losses	425	650	290	(1,723)	600
Service Charges on Deposits	674	683	805	1,234	1,359
Trust and Investment Fee Income	407	475	477	522	514
Other Noninterest Income	1,476	1,745	1,627	3,373	4,173
Total Noninterest Income	2,557	2,903	2,909	5,129	6,046
Salaries, and Wages	4,142	4,262	5,091	7,727	9,562
Employee Benefits	1,844	1,493	1,654	2,271	2,662
Occupancy, Furniture and Equipment	1,121	1,182	1,292	1,648	1,996
Data Processing	1,127	1,217	1,170	1,487	1,607
Legal and Professional	516	648	428	150	637
Other Expenses	1,749	2,074	2,299	10,214	3,868
Total Noninterest Expense	10,499	10,876	11,934	23,497	20,332
Net Income Before Taxes	5,433	5,480	6,274	3,994	7,544
Provisions for Taxes	1,435	1,449	1,657	1,271	1,931
Net Income (GAAP)	**$3,998**	**$4,031** (1)	**$4,617** (2)	**$2,723**(3)	**$5,613**(4)

(1) Includes merger related expenses of $377 thousand. Net income excluding these expenses would've been $4,311 for the second quarter of 2021.
(2) Includes merger related expense of $538 thousand. Net income excluding these expenses would've been $5,014 for the third quarter of 2021.
(3) Includes merger related expense of $7.6 million. Net income excluding these expenses would've been $7,915 for the fourth quarter of 2021.
(4) Includes merger related expense of $730 thousand. Net income excluding these expenses would've been $6,156 for the first quarter of 2022.

Source: S&P Global Market Intelligence; Company documents

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11 (Dollar Value in Thousands) As of March 31, 2022 Loan Type Balance % of Total Construction $261,052 11.9% 1 - 4 family residential 94,605 CRE Lot Loans 29,101 Land Development 38,842 Commercial Const Non 1 - 4 Family 76,897 Consumer RE Lot Loans 21,607 Residential Real Estate 663,829 30.2% Secured by 1 - 4 family - revolving 59,236 Secured by 1 - 4 family - closed end 517,821 Secured by multifamily residential 86,772 Commercial Real Estate 928,116 42.3% Secured by farmland 30,275 Secured by owner - occupied 297,548 Secured by other 600,293 Commercial 177,037 8.1% Commercial and industrial loans 162,137 PPP Loans (SBA) 14,900 Consumer 163,977 7.5% Classic Auto 57,632 Boats 95,343 Other 11,002 Total $2,194,011 100.0% Concentrations as a percentage of total capital as of March 31, 2022 :  CRE Concentration Ratio = 291.4%  Construction Concentration Ratio = 79.1% Commercial 8.1% Consumer 7.5% Construction 11.9% Residential Real Estate 30.2% Commercial Real Estate 42.3% Loan Portfolio $2,194.0mm

12 Dollar Values in Thousands 12/31/2020 12/31/2021 3/31/2022 Non - performing Assets Nonaccrual Loans $5,455 $2,786 $2,848 90+ or More Days Past Due 804 508 459 Other Real Estate Owned -- 532 561 Total Non - Performing Assets $6,259 $3,826 $3,868 Performing TDRs $6,997 $5,667 $5,004 Total NPAs + TDRs $13,256 $9,493 $8,872 NPAs / Assets (%) 0.32 0.11 0.11 NPAs + TDRS / Assets (%) 0.68 0.27 0.25 Reserves Loan Loss Reserve $13,888 $13,944 $14,710 Reserves / Gross Loans (%) 0.95 (1) 0.66 (1) 0.67 (1) Reserves / Gross Loans (%) 1.09 (2) 0.93 (2) 0.92 (2) Reserves / NPLs (%) 254.59 500.50 516.50 Reserves / NPLs+TDRs (%) 104.77 146.89 165.80 Net Charge - offs Net Charge - Offs (Recoveries) $519 $(414) $(166) Credit Quality Statistics 1) Includes purchased loans from Northwest and Severn and includes PPP loans 2) Excludes PPP loans and purchased loans from Northwest and Severn

13 (Dollars in thousands) Amortized Cost Gross Unrealized Gains/(Losses) Estimated Fair Value Available - for - sale securities: March 31, 2022 U.S. Government Agencies $22,495 $(1,240) $21,255 Mortgage - backed 85,165 (1,723) 83,442 Other Debt Securities 2,024 (26) 1,998 Total $109,684 $(2,989) $106,695 Held - to - maturity securities: U.S Government Agencies $86,490 (3,472) 83,018 Mortgage - backed 305,741 (13,115) 292,626 States and Political Subdivisions 400 1 401 Other Debt Securities 14,507 (11) 14,496 Total $407,138 $(16,597) $390,541 Equity Securities 1,358 (53) 1,305 Total Securities $518,180 $498,541 Average Yield 1.49% Average Duration 6.4 Years Securities Portfolio

14 (Dollar Value in Thousands) March 31, 2022 Deposit Type Balance % of Total Average Rate (%) Noninterest Bearing Demand 876,415 28.5 0.00 Interest Bearing Demand 695,407 22.7 0.16 Money Market & Savings 1,036,784 33.8 0.23 CDs $100,000 or more 235,696 7.7 0.40 Other Time 224,193 7.3 0.57 Total Deposits 3,068,495 100.0 0.18 Total Cost of Interest - Bearing Deposits 0.26 Total Cost of Funds (Including Borrowings) (1) 0.18 Noninterest Bearing Demand 28.5% Interest Bearing Demand 22.7% Money Market & Savings 33.8% CDs $100k or more 7.7% Other Time 7.3% $3.068 mm Attractive Deposit Base (Bank Only) Deposit Type (1) Includes Non - interest bearing deposits

Yield Table – 3/31/22 YTD with and without excess liquidity

Shore Bancshares

(Dollars in thousands)	As reported YTD 3/31/2022			Without $400 million in excess liquidity YTD 3/31/2022		
	Average Balance	Interest	Yield/rate	Average Balance	Interest	Yield/rate
Earnings assets						
Loans	$2,135,734	$22,124	4.20%	$2,135,734	$22,124	4.20%
Investment securities						
Taxable	531,017	1,985	1.49	531,017	1,985	1.49
Interest-bearing deposits	586,798	254	0.18	186,798	254	0.55
Total earning assets	3,253,549	24,363	3.01%	2,853,549	24,363	3.43%
Cash and due from banks	(15,253)			(15,253)		
Other assets	253,424			253,424		
Allowance for credit losses	(14,239)			(14,239)		
Total assets	$3,477,481			$3,077,481		
Interest-bearing liabilities						
Interest-bearing deposits	2,127,798	1,358	0.26	2,127,798	1,358	0.26
Securities sold under retail repurchase agreements	2,770	2	0.29	2,770	2	0.29
Advances from FHLB – long-term	10,116	14	0.57	10,116	14	0.57
Subordinated debt	42,804	520	4.93	42,804	520	4.93
Total interest-bearing liabilities	2,183,488	1,894	0.35%	2,183,488	1,894	0.35%
Noninterest-bearing deposits	916,415			516,415		
Accrued expenses and other liabilities	24,567			24,567		
Stockholders' equity	353,011			353,011		
Total liabilities and stockholders' equity	$3,477,481			$3,077,481		
Net interest spread		$22,469	2.66%		$22,469	3.08%
Net interest margin			2.76%			3.17%

16 Capital Ratios (Bank Only) 9.73% 9.48% 9.14% 13.21% 13.90% 13.56% 13.21% 13.90% 13.56% 14.25% 14.55% 14.21% 0.00% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% YE 2020 YE 2021 3/31/2022 Tier 1 Leverage Ratio Common Equity Tier 1 Tier 1 Risk-Based Capital Ratio2 Total Risk-Based Capital Ratio

17 Compelling Investment Considerations  Excellent Cost of Funds  Strategic plan positioned for organic growth and acquisitions  Focused on creating sustainable competitive advantages  Strengthened noninterest revenue sources  Driving a sales culture with both a commercial and retail focus while maintaining our credit discipline

18 APPENDIX Appendix

SHBI Management Team

Shore Bancshares

Talent, depth, unique skills

- Lloyd L. "Scott" Beatty, Jr., 69, CPA, President & CEO of Shore Bancshares, Inc. since June 2013, Director of SHBI since December 2000, Director of Shore United Bank (formerly the Talbot Bank and CNB) since 1992. COO from 2006 until 2012 and named President and COO in 2012. Formerly COO, private equity firm Darby Overseas Investments. Formerly Managing Partner of public accounting firm.

- Edward C. Allen, 74, Executive Vice President & Chief Financial Officer Shore Bancshares, Inc. and of Shore United Bank since June 2016. Prior to that he was President & CEO of CNB, a Shore Bancshares affiliate for two years. Mr. Allen is a career banker with 45 years experience in community banks.

- Donna J. Stevens, 59, Executive Vice President & Chief Operating Officer of Shore Bancshares, Inc. since July 2015 and Shore United Bank since July 2016. She has been employed by the Company in various officer capacities since 1997, including Senior Vice President, and Senior Operations and Compliance Officer of CNB. Ms. Stevens is a graduate of Maryland Banking School and ABA Stonier Graduate School of Banking.

- Charles E. Ruch Jr., 62, Executive Vice President and Chief Credit Officer of Shore United Bank (formerly CNB) since 2010 and joined CNB in 2006. Entered banking in 1977, holding various retail positions from teller to core manager through the 1980s with Equitable Bank. Joined AB&T as a commercial lender in 1987 and was AB&T's Senior Commercial Lender for 10 years. Graduated from the University of Maryland in 1983.

- Michael T. Cavey, 65, Executive Vice President and Chief Lending Officer of Shore United Bank (formerly the Talbot Bank) joined the bank in 2014 as a Senior Vice President and Commercial Sales Manager. Prior to his employment in 2014 with The Talbot Bank, Mr. Cavey worked for Howard Bank as a Senior Vice President and Regional Executive for Howard and Anne Arundel Counties for five years. Prior to his position at Howard Bank, Mr. Cavey held a Senior Vice President and Commercial Team Leader positions at Sandy Spring Bank and M& T Bank. Mr. Cavey received his Bachelor of Science degree from Duke University.

- Jennifer M. Joseph, 54, Executive Vice President and Chief Retail Officer of Shore United Bank since November 2016. Prior to her employment, Mrs. Joseph served as the Market Executive of PNC Bank, N.A. from 2011 to 2015. Mrs. Joseph entered into banking in 1986, holding various retail and lending positions, including Business Banking Sales Manager. She is a graduate of ABA Stonier Graduate School of Banking and CBA Graduate School of Retail Bank Management.

- W. David Morse, 60, Executive Vice President, General Counsel & Assistant Secretary of Shore Bancshares, Inc. and Shore United Bank (formerly the Talbot Bank) has served as Secretary and General Counsel for the Company since 2008. He began employment with Talbot Bank in 1991. He received his Juris Doctorate from the University of Baltimore and his Bachelor of Arts degree from High Point College, NC.

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SHBI Management Team (continued)

Talent, depth, unique skills

- Vance W. Adkins, 41, CPA, CGMA, Executive Vice President & Treasurer since November 1, 2021, after the merger of the Company and Severn Bancorp, Inc. He has over 15 years of experience in the financial services industry. Previously, he was Chief Financial Officer with Severn Bank in Annapolis, Maryland from 2019 to 2021. Prior to joining Severn Bank, he worked with various commercial banks including American National Bank & Trust Company and Home Town Bank. Mr. Adkins received both his Bachelor of Science in Accounting and his Masters of Science, Accounting & Information Systems from Virginia Polytechnic Institute and State University.

- Andrea E. Colender, 58, Executive Vice President, Chief Legal Officer & Secretary since November 1, 2021, after the merger of the Company and Severn Bancorp, Inc. Prior to joining the Company, Ms. Colender served as General Counsel to Severn Bancorp and Severn Bank beginning in March 2009. She was later appointed to act as Corporate Secretary. Ms. Colender graduated from the University of Maryland School of Law with honors in 1988. Ms. Colender received her B.A. from New College, University of South Florida, in 1985.

- Christa J. Heron, 55, Executive Vice President & Chief Risk Officer since November 1, 2021, after the merger of the Company and Severn Bancorp, Inc. Prior to joining the Company, Ms. Heron served in several capacities at Severn Bank including Chief Risk Officer from 2019 to 2021. Her career has spanned over thirty-five years where she started as a Teller and progressed through a variety of departments and leadership positions. She obtained an Associate of Arts Degree from Anne Arundel Community College in 1989 and Certified Regulatory Compliance Manager (CRCM) designation from the Institute of Certified Bankers in 2016.

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21 Dollar Values in Thousands 2019 2020 2021 3/31/2022 Assets Cash and Cash Equivalents $94,971 $186,917 $583,613 $570,976 Available for Sale Securities 122,791 139,568 116,982 106,695 Other Securities 5,532 70,727 410,125 418,337 Total Cash & Securities 232,080 397,212 1,110,720 1,096,008 Loans Held for Sale – – 37,749 12,906 Total Loans Held for Investment 1,248,654 1,454,256 2,119,175 2,181,106 Loan Loss Reserve (10,507) (13,888) (13,944) (14,710) Total Net Loans Held for Investment 1,238,147 1,440,368 2,105,231 2,166,396 Goodwill and Other Intangibles 19,770 19,237 70,956 70,299 Total Other Assets 69,164 76,498 135,480 148,888 Total Assets $1,559,235 $1,933,315 $3,460,136 $3,494,497 Liabilities Deposits $1,341,334 $1,700,705 $3,026,236 $3,068,495 FHLB Borrowings 15,000 -- 10,135 10,094 Senior Debt 21,018 1,050 4,143 -- Subordinated Debt – 24,429 42,762 42,840 Other Liabilities 4,081 12,112 26,167 21,204 Total Liabilities $1,366,433 $1,738,296 $3,109,443 $3,142,633 Equity Total Equity $192,802 $195,019 $350,693 $351,864 Total Liabilities & Shareholder's Equity $1,559,235 $1,933,315 $3,460,136 $3,494,497 Consolidated Historical Balance Sheet Source: S&P Global Market Intelligence and Company documents

22 Consolidated Historical Income Statement (1) Includes merger related expenses of $8.5 million. Net income excluding these expenses would’ve been $21,557 for 2021. (2) Includes merger related expenses of $730 thousand. Net income excluding these expenses would’ve been $6,156 for the first qua rte r of 2022. Dollar Values in Thousands 2019 2020 2021 3/31/2022 Interest and Fees on Loans $55,391 $56,420 $64,795 $22,085 Other Interest Income 4,376 3,257 5,374 2,239 Interest Income $59,767 $59,677 $70,169 $24,324 Interest on Deposits $8,726 $6,440 $4,461 $1,358 Interest on Borrowings 910 640 1,578 536 Interest Expense $9,636 $7,080 $6,039 $1,894 Net Interest Income $50,131 $52,597 $64,130 $22,430 Provision for Loan Losses 700 3,900 (358) $600 Service Charges on Deposits 3,910 2,839 3,396 1,359 Trust and Investment Fee Income 1,522 1,558 1,881 514 Other noninterest income 4,588 6,352 8,221 4,173 Total Noninterest Income $10,020 $10,749 $13,498 $6,046 Salaries and Wages $15,413 $14,935 $21,222 $9,562 Employee Benefits 5,283 6,461 7,262 2,662 Occupancy, Furniture and Equipment 3,865 4,143 5,243 1,996 Data Processing 3,790 4,288 5,001 1,607 Legal and Professional 2,223 2,296 1,742 637 Other Expenses 6,983 6,276 16,336 3,868 Total Noninterest Expense $37,557 $38,399 $56,806 $20,332 Net Income Before Taxes $21,894 $21,047 $21,180 $7,544 Provision for Taxes 5,610 5,317 5,812 1,931 Net Income from Continuing Operations $16,284 $15,730 $15,368 $5,613 (Loss) Income from Discontinued Operations $(113) -- -- – Gain on Sale of Insurance Agency -- – – – Income (Tax) on Benefit Expense 27 -- -- – Net Income (GAAP) $16,198 $15,730 $15,368 (1) $5,613 (2)